UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2011

DUKE ENERGY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-32853	20-2777218
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

550 South Tryon Street, Charlotte, North Carolina 28202

(Address of Principal Executive Offices, including Zip code)

(704) 382-3853

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The unaudited consolidated financial statements as of and for the quarter ended September 30, 2011 of Duke Energy Corporation are included in its Quarterly Report on Form 10-Q for the Quarter ended September 30, 2011 filed on November 8, 2011. The unaudited consolidated financial statements as of and for the quarter ended September 30, 2011 of Progress Energy, Inc. are included in its Quarterly Report on Form 10-Q for the Quarter ended September 30, 2011 filed on November 8, 2011, and such unaudited consolidated financial statements are attached hereto as Exhibit 99.1.

(b)	Pro Forma Financial Information.

Unaudited pro forma condensed combined consolidated financial information for the year ended December 31, 2010 was previously included in the Registration Statement on Form S-4 (the “Form S-4”) of Duke Energy Corporation filed on March 17, 2011 and amended on April 8, 2011, April 25, 2011, May 13, 2011, June 20, 2011 and declared effective by the SEC on July 7, 2011. Unaudited pro forma condensed combined consolidated financial information for the nine months ended September 30, 2011 is attached hereto as Exhibit 99.2. Throughout Exhibit 99.2, references to “this document” or any Notes shall be references to the Form S-4 and the Notes therein.

(d)	Exhibits.

The information exhibits are filed herewith.

99.1	Unaudited condensed consolidated financial statements as of and for the three and nine months ended September 30, 2011 of Progress Energy, Inc. and its subsidiaries

99.2	Unaudited Pro Forma Condensed Combined Consolidated Financial Information.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE ENERGY CORPORATION

Date: November 9, 2011	By:	/s/ Steven K. Young
	Name:	Steven K. Young

	Title:	Senior Vice President and Controller

EXHIBIT INDEX

Exhibit	Description

99.1	Unaudited condensed consolidated financial statements as of and for the three and nine months ended September 30, 2011 of Progress Energy, Inc. and its subsidiaries

99.2	Unaudited Pro Forma Condensed Combined Consolidated Financial Information.